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                                                                  Exhibit 10.1

                CONFIDENTIAL TREATMENT REQUESTED BY ABGENIX, INC.


                        RESEARCH COLLABORATION AGREEMENT


      THIS RESEARCH COLLABORATION AGREEMENT dated as of July 15, 1998 (this "Agreement"), is entered into between ABGENIX, INC., a Delaware corporation ("Abgenix"), having a place of business at 7601 Dumbarton Circle, Fremont, California 94555, and MILLENNIUM BIOTHERAPEUTICS, INC., a Delaware corporation ("MBio"), having a place of business at 620 Memorial Drive, Cambridge, Massachusetts 02139, with respect to the following facts:

      WHEREAS, Abgenix and MBio are interested in negotiating a research license and option agreement (the "Research License and Option Agreement") regarding the generation of human monoclonal antibodies to [***] (the "Antigen") where the antibodies to the Antigen are generated through the use of certain Abgenix technology; and

      WHEREAS, in connection with, and during the conduct of, such negotiations, the parties desire to conduct a research program pursuant to which (a) MBio will immunize, with the Antigen, certain of Abgenix's transgenic mice which are capable of producing human antibodies when immunized with antigen (the "XenoMouse(TM) Animals") provided by Abgenix to MBio and will generate antibodies therefrom, (b) MBio will conduct certain analyses and characterizations of such antibodies, and (c) the parties will review and analyze the data and results of such research activities.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

      1. Definitions. For purposes of this Agreement, the terms defined in this
Section 1 shall have the respective meanings set forth below:

           "Abgenix Materials" shall mean, collectively, (a) the XenoMouse Animals and other materials specified in Exhibit A hereto, as well as any derivatives, progeny, modifications or improvements thereto developed, created, synthesized or designed therefrom, and any genetic material

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therefrom; and (b) any XenoMouse Animals immunized with the Antigen; provided, however, the Abgenix materials shall not include Research Materials and Inventions.

           "Confidential Information" shall mean, with respect to a party, all information of any kind whatsoever (including without limitation, compilations, data, formulae, models, patent disclosures, procedures, processes, projections, protocols, results of experimentation and testing, specifications, strategies and techniques), and all tangible and intangible embodiments thereof of any kind whatsoever (including without limitation, apparatus, biological or chemical materials, animals, cells, compositions, documents, drawings, machinery, patent applications, records, reports), which is owned or controlled by such party and is disclosed by such party to the receiving party and is marked, identified as or otherwise acknowledged to be confidential at the time of disclosure to the receiving party. Notwithstanding the foregoing, Confidential Information of a party shall not include information which the receiving party can establish by written documentation (a) to have been publicly known prior to disclosure of such information by the disclosing party to the receiving party, (b) to have become publicly known, without fault on the part of the receiving party, subsequent to disclosure of such information by the disclosing party to the receiving party, (c) to have been received by the receiving party at any time from a source, other than the disclosing party, rightfully having possession of and the right to disclose such information free of confidentiality obligations,
(d) to have been otherwise known by the receiving party free of confidentiality obligations prior to disclosure of such information by the disclosing party to the receiving party, or (e) to have been independently developed by employees or agents of the receiving party without access to or use of such information disclosed by the disclosing party to the receiving party. The parties acknowledge that the foregoing exceptions shall be narrowly construed and that the obligations imposed upon each party under Section 6 below shall be relieved solely with respect to such Confidential Information of the disclosing party which falls within the above exceptions and not with respect to related portions, other combinations, or characteristics of the Confidential Information of the disclosing party including, without limitation, advantages, operability, specific purposes, uses and the like.

           "Materials" shall mean, collectively, the Abgenix Materials and the Research Materials and Inventions.



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           "Research" shall mean the interim research program described in
Exhibit B hereto.

           "Research Materials and Inventions" shall mean [***] which results from the performance of the Research by MBio.

           "Xenotech" shall mean Xenotech L.P., a California limited partnership.

      2.   Research.

           a. Abgenix shall transfer to MBio the XenoMouse Animals and other materials specified in Exhibit A hereto for the sole purpose of performing the Research. MBio shall use the Abgenix Materials for the sole purpose of performing the Research, at its address listed above, under commercially and scientifically reasonable containment conditions, and not for any commercial, business or other use or purpose without the prior express written consent of Abgenix. MBio shall not transfer or provide access to the Abgenix Materials transferred to it by Abgenix hereunder to any other person or entity or to any location other than its address set forth above, without the prior express written consent of Abgenix (which consent may be conditioned inter alia upon such person or entity duly executing and delivering Abgenix's standard


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form of material transfer agreement therefor); provided, however, that MBio shall have the right to transfer the Research Materials and Inventions to Abgenix. MBio shall limit access to the Abgenix Materials to those of its employees working on its premises, to the extent such access is reasonably necessary in connection with its activities as expressly authorized by this Agreement.

           b. MBio shall conduct the Research under the direct supervision of [***], who shall be the primary contact for MBio regarding the Research. MBio shall provide Abgenix with reasonable access to such persons (in person, by telephone or otherwise as reasonably requested), on reasonable notice and during normal business hours, to discuss the status of the Research and the results thereof.

           c. In consideration for Abgenix's resources and efforts expended in connection with the transfer of the Abgenix Materials, upon execution of this Agreement, MBio shall pay to Abgenix the sum of [***].

      3. Further Restrictions on Use and Control over the XenoMouse Animals. Abgenix is willing to transfer the XenoMouse Animals to MBio solely on the terms and conditions contained in this Agreement. The XenoMouse Animals contain technology and intellectual property which has been licensed to Abgenix under specific terms and conditions set forth in certain licensing agreements with third parties, including without limitation Xenotech. The transfer of the XenoMouse Animals and the use of XenoMouse Animals by MBio is made expressly subject to the following terms and conditions:

           a. all XenoMouse Animals transferred to MBio shall be the sole property of Abgenix, and the transfer of physical possession to MBio, and/or possession or use by MBio of XenoMouse Animals shall not be, nor be construed as, a sale, lease, offer to sell or lease, or other transfer of title to or any interest in any XenoMouse Animals;

           b. all XenoMouse Animals shall remain in the control of MBio, and MBio shall not (and shall not attempt or purport to) transfer the XenoMouse Animals to any third party, without the prior express written consent of Abgenix (which may be conditioned inter alia upon such third party duly


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executing and delivering Abgenix's standard form of material transfer agreement therefor);

           c. MBio shall not directly or indirectly use or attempt to use the XenoMouse Animals or any derivatives, information or biological or chemical materials derived from, based upon or related thereto to reproduce, generate, create or produce, through breeding, reverse-engineering, genetic manipulation or otherwise, the XenoMouse Animals or other transgenic mice or other transgenic animals;

           d. the XenoMouse Animals shall be delivered to MBio solely for the purpose of immunizing the XenoMouse Animals with the Antigen as specified in Exhibit B, and MBio shall not use the XenoMouse Animals for any purpose other than immunizing the XenoMouse Animals with the Antigen and subsequent use of such immunized XenoMouse Animals as reasonably necessary solely for purposes of conducting the Research;

           e. MBio shall not (and shall not attempt or purport to) transfer, assign, sell, have sold, lease, offer to sell or lease, otherwise transfer title to, or otherwise distribute or license, sublicense or otherwise commercialize or exploit, any XenoMouse Animals or any interest in any XenoMouse Animals;

           f. MBio shall not directly or indirectly use the XenoMouse Animals to make or use antibodies to CD4;

           g. Other than Research Materials and Inventions as defined in Section 1 and as provided in Section 7(b) of this Agreement, Abgenix shall own all right, title and interest in and to all discoveries, inventions, materials, products, derivatives, know-how and information (whether or not patentable), together with all patent rights and other intellectual property rights therein, which are conceived, made, created or developed by MBio (and any of its agents or employees) through any use of the XenoMouse Animals which is not in accordance with the terms and conditions set forth in this Agreement; and

           h. Xenotech shall be a third-party beneficiary of the obligations and commitments by MBio set forth in items (a) through (f) above.



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      4. Reports. MBio shall keep Abgenix informed of all uses made of the
Abgenix Materials provided to it. MBio shall provide Abgenix with reasonable access to all source data and information resulting from the Research and shall provide Abgenix with summary written reports of the Research upon reasonable request by Abgenix.

      5. Publication. Unless otherwise agreed to in writing by Abgenix or otherwise provided in Section 6 below, neither party shall have the right to disclose to third parties, or to otherwise publish, the Research Materials and Inventions, the reports described in Section 4 above (or any data or information contained therein), or the source data and information described in Section 4 above.

      6.   Confidentiality.

           a. During the term of this Agreement and for a period of five (5) years following the expiration or earlier termination hereof, each party shall maintain in confidence the Confidential Information of the other party, and shall not disclose, use or grant the use of the Confidential Information of the other party except on a need-to-know basis to such party's directors, officers and employees, and to such party's consultants working on such party's premises, to the extent such disclosure is reasonably necessary in connection with such party's activities as expressly authorized by this Agreement. To the extent that disclosure to any person is authorized by this Agreement, prior to disclosure, a party shall obtain written agreement of such person to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other party except as expressly permitted under this Agreement. Each party shall notify the other party promptly upon discovery of any unauthorized use or disclosure of the other party's Confidential Information. Upon the expiration or earlier termination of this Agreement, each party shall return to the other party all tangible items regarding the Confidential Information of the other party and all copies thereof; provided, however, that each party shall have the right to retain one (1) copy for its legal files for the sole purpose of determining its obligations hereunder.

           b. Notwithstanding anything to the contrary in this Agreement, for purposes of this Agreement, the Abgenix Materials and all oral or written communications received by


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MBio regarding the Abgenix Materials are, and shall remain, Confidential
Information of Abgenix.

           c. Notwithstanding anything to the contrary in this Agreement, for purposes of this Agreement, the Research Materials and Inventions and all oral or written communications received by MBio regarding the Research Materials and Inventions are, and shall remain, Confidential Information of Abgenix and MBio.

           d. Neither party shall disclose any terms or conditions of this Agreement to any third party without the prior consent of the other party; provided, however, that a party may disclose the terms or conditions of this Agreement, (i) on a need-to-know basis to its affiliated companies including, but not limited to, for MBio, Millennium Pharmaceuticals, Inc., Millennium Information, Inc., Millennium Predictive Medicine, Inc., plus any future affiliated companies that own a majority of the stock of MBio or that MBio owns a majority of the stock thereof and for Abgenix, Xenotech L.P. plus any future affiliated companies that own a majority of the stock of Abgenix or that Abgenix owns a majority of the stock thereof) and to its/their legal and financial advisors to the extent such disclosure is reasonably necessary in connection with such party's activities as expressly permitted by this Agreement, (ii) to a third party in connection with (A) an equity investment in such party by a third party, (B) a merger, consolidation or similar transaction entered into by such party, or (C) the sale of all or substantially all of the assets of such party, and (iii) as may, in the reasonable opinion of such party's counsel, be required by applicable law, regulation or court order, including without limitation, a disclosure in connection with such party's filing of a registration statement or other filing with the United States Securities and Exchange Commission (in which event such party will first consult with the other party with respect to such disclosure). Notwithstanding the foregoing, prior to execution of this Agreement Abgenix and MBio shall agree upon the substance of information that can be used to describe the terms of this transaction, and each party may disclose such information, as modified by written agreement of Abgenix and MBio from time to time, without the consent of the other.

           e. The confidentiality obligations under this Section 6 shall not apply to the extent that a party is required to disclose Confidential Information of the other



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party by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; provided, however, that such party shall provide written notice thereof to the other party and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof.

      7. Ownership and Control of Materials.

           a. All right, title and interest to the Abgenix Materials and all patent rights and other intellectual property rights therein shall belong solely to Abgenix. MBio shall not (and shall not attempt or purport to) transfer, assign, sell, have sold, lease, offer to sell or lease, otherwise transfer title to, or otherwise distribute or license, sublicense or otherwise commercialize or exploit, any Abgenix Materials, unless Abgenix otherwise expressly agrees in writing. Promptly upon the earlier of (i) completion of the Research or (ii) the expiration or termination of this Agreement, MBio shall destroy or return to Abgenix all remaining Abgenix Materials (as Abgenix shall direct), unless Abgenix otherwise expressly agrees in writing prior to such completion, expiration or termination. MBio shall not (and shall not attempt or purport to) file or prosecute in any country any patent application which claims or purports to claim the Abgenix Materials or any use thereof, without the prior express written consent of Abgenix.

           b. Unless the parties otherwise expressly agree in writing, [***]. MBio shall use the Research Materials and Inventions, at is address listed above, for the sole purposes of performing the Research, at its the address listed above, under commercially and scientifically reasonable containment conditions, and not for any commercial, business or other use or purpose without the prior express written consent of Abgenix. Neither party shall transfer or provide access to the Research Materials and Inventions to any third party or to any location other than its address set forth above, without the prior express written consent of the other party. Neither party shall (and neither party shall attempt or purport to) transfer, assign, sell, have sold, lease, offer to sell or lease, otherwise transfer title to, or otherwise distribute or license, sublicense or otherwise commercialize or exploit, any Research Materials and Inventions (or any products derived thereof), unless the other party otherwise expressly agrees in


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writing. Promptly upon the expiration or earlier termination of the term of this
Agreement, each party shall destroy all remaining Research Materials and Inventions, unless the parties otherwise expressly agree in writing prior to such expiration or termination. Neither party shall (and neither party shall attempt or purport to) file or prosecute in any country any patent application which claims or purports to claim the Research Materials and Inventions or any use thereof unless and until the parties duly execute and deliver the Research License and Option Agreement in accordance with Section 12 below, without the prior express written consent of the other party.

      8. No Warranty. The Materials are being provided for research purposes only solely to facilitate the Research. THE MATERIALS ARE BEING SUPPLIED "AS IS," WITH NO WARRANTIES, EXPRESS OR IMPLIED, AND ABGENIX EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR
NONINFRINGEMENT.

      9. Care in Use of the Materials. The parties acknowledge that the Materials are experimental in nature and may have unknown characteristics. Each party agrees to use prudence and reasonable care in the use, handling, storage, transportation, disposition, and containment of the Materials provided by the other party. MBio shall not administer the Materials to humans, or file or submit any regulatory application or other submission to obtain approval therefor, under any circumstances.

      10. Indemnification. MBio shall indemnify and hold harmless Abgenix from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from any claims, demands, actions or other proceedings by any third party arising from (i) the material breach of any representation, warranty or covenant by MBio under this Agreement, (ii) the performance of the Research by MBio, (iii) any use, handling or storage by MBio of the Abgenix Materials, (iv) any use, handling or storage by MBio of the Research Materials and Inventions, or (v) any use by MBio of the Confidential Information of Abgenix. Abgenix shall indemnify and hold harmless MBio from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from any claims, demands, actions or other proceedings by any third party arising from any use by Abgenix of the Confidential Information of MBio.



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      11. Compliance with Laws. MBio shall use the Materials in compliance with all applicable laws, guidelines and regulations which are applicable to the Materials or the use thereof, including without limitation any biosafety procedures and all safety precautions accompanying the Materials.

      12. Negotiation of Research License and Option Agreement.

           a. During the term of this Agreement, the parties shall negotiate in good faith, and attempt to reach mutual agreement upon and enter into, the Research License and Option Agreement. The Research License and Option Agreement, if entered into between the parties, shall include the terms set forth on Exhibit C and shall include such other terms and conditions as the parties mutually agree, including, but not limited to, provisions relating to intellectual property, confidentiality, publication, representations and warranties of each party, diligence, indemnification and reporting. During the term of this Agreement, Abgenix will not engage in negotiations with any third party, or enter into any agreements with any third party, regarding a collaboration, license or commercialization of human monoclonal antibodies, generated through the use of the XenoMouse technology, to Antigen.


           b. The obligations of Abgenix relating to the negotiations described above or the Research License and Option Agreement are limited to the extent that Abgenix has, and hereafter will have, the right to grant licenses and other rights to the XenoMouse Animals and related technology. However, Abgenix represents and warrants to MBio that it has no present knowledge of any reason that it does not have the right to grant licenses and other rights to the XenoMouse Animals to MBio, consistent with the terms and conditions of this Agreement and the terms contemplated under Exhibit C hereto.

      13. No Conflict. Each party represents that this Agreement does not, and during the term of this Agreement will not, conflict with any other right or obligation provided under any other agreement or obligation that such party has with any third party.



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      14. Term of Agreement. This Agreement shall remain in effect for sixty
(60) days from the date of this Agreement, or such other date as the parties mutually agree upon in writing. Upon the expiration of this Agreement, Sections 2(a) (other than the first sentence thereof), 3, 5, 6, 7 and 10 shall survive.

      15. Assignment. MBio shall not assign its rights or obligations under this Agreement, in whole or in part, by operation of law or otherwise, without the prior express written consent of the Abgenix; provided, however, that MBio may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation or change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 15 shall be void.

      16. Waivers and Amendments. No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties.



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      17. General. This Agreement contains the entire agreement between the parties regarding the subject matter of this Agreement and supersedes any previous understandings, representations, acknowledgements, commitments or agreements, oral or written, regarding such subject matter. This Agreement shall be governed by and construed under laws of the State of California, without regard to its conflicts of laws principles.

      IN WITNESS THEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first set forth above.

ABGENIX, INC.                          MILLENNIUM BIOTHERAPEUTICS, INC.

BY: /s/ Raymond Withy                  BY: /s/ John Maraganore
   --------------------------             -----------------------------
   (Signature)                            (Signature)

   Raymond M. Withy, Ph.D.                John Maraganore, Ph.D.

   Vice President,                        Vice President,
   Corporate Development                  General Manager



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                                    Exhibit A

                                Abgenix Materials

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                                    Exhibit B

                                Research Program




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                                    Exhibit C

             Key Terms of the Research License and Option Agreement

I.    Research License and Option Fee

MBIO would pay to Abgenix [***].

II:   Option to Obtain a Product License

With the Agreement execution fee specified in Section 2(c) of the Research Collaboration Agreement and the above payment of [***], and provided that the Research License and Option Agreement is executed pursuant to this Agreement, MBio would secure an option period where Abgenix would reserve exclusivity on Antigen for MBio. That option period shall extend until [***]. At the end of this time period or earlier, upon MBio's sole election, MBio would have the right to obtain a product license by exercising its option and making the Product License Fee payment, or Abgenix would be released from such exclusivity on the Antigen.

III.      Product License Fee

MBio would pay to Abgenix [***] upon the exercise of the option for an exclusive product license.

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V.   Development Milestones

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VI.   Royalties on Woldwide Net Sales

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[***]

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VIII.  Other:  Terms and Conditions

The Research License and Option Agreement, if entered into between the parties, shall include the terms set forth on Exhibit C and shall include such other terms and conditions as the parties mutually agree, including, but not limited to, provisions relating to intellectual property, confidentiality, publication, representations and warranties of each party, diligence, indemnification and reporting.






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